Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL

Note 11 - GOODWILL

The Company recognized goodwill in the amount of $7,121,712 which represents the amount of total consideration transferred in excess of the fair value assigned to identifiable assets acquired and liabilities assumed in a business acquisition. The Company performed testing of goodwill impairment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reporting units, and determining the fair value. Significant judgments required to estimate the fair value of reporting units include estimating future cash flows, determining appropriate discount rates and other assumptions. Based on the assessments, the Company did not recognize an impairment of its goodwill for the year ended December 31, 2019.